



Building a Leading Diversified Precious Metals Company: Hecla's Agreement to Acquire Aurizon Mines

March 4, 2013

Hecla
MINING COMPANY

Cautionary Statements

Cautionary Statements

Statements made which are not historical facts, such as anticipated payments, litigation outcome, production, sales of assets, exploration results and plans, prospects and opportunities including reserves, resources, and mineralization, costs, prices or sales performance and expectations for the combined company and for the completion of the proposed transaction are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "should", "expects", "intends", "projects", "believes", "estimates", "targets", "anticipates" and similar expressions are used to identify these forward-looking statements. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, environmental and litigation risks, operating risks, project development risks, political and regulatory risks, labor issues, ability to raise financing and exploration risks and results. Refer to the company's Form 10-K and 10-Q reports for a more detailed discussion of factors that may impact expected future results. The company undertakes no obligation and has no intention of updating forward-looking statements other than as may be required by law. Similarly, please refer to the securities filings of Aurizon for further information concerning risks applicable to it and its forward-looking information.

Cautionary Statements to Investors on Reserves and Resources

The United States Securities and Exchange Commission permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms on this release, such as "resource," "other resources," and "mineralized materials" that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Cautionary Note Regarding Non-GAAP measures

Total cash cost per ounce of silver and earnings before adjustments represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of total cash cost to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Cautionary Statements

Additional Information and Where to Find It

This material relates to Hecla's proposed acquisition (the "Transaction") of Aurizon. Shares of Hecla's common stock (the "Hecla Shares") issued in connection with the proposed Transaction may be registered pursuant to a registration statement to be filed with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Hecla may file with the SEC or that it or Aurizon may send to their respective shareholders in connection with the offer and/or issuance of Hecla Shares. Investors are urged to read any registration statement, if and when filed, including the prospectus, and all other relevant documents that may be filed with the SEC or with Canadian regulatory authorities as and if they become available because they will contain important information about the issuance of Hecla Shares. Documents, if and when filed with the SEC, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Hecla's Investor Relations department at Hecla Mining Company; Investor Relations; 1-280-769-4177; info@hecla-mining.com. The following document does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, Aurizon will file proxy soliciting materials with the SEC and/or Canadian securities regulatory authorities, which will be publicly available on Aurizon's profile page on SEDAR at www.sedar.com. The information contained in any such filing may not be complete and may be updated, amended or changed. SHAREHOLDERS ARE URGED TO READ SUCH MATERIALS WHEN AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC AND CANADIAN REGULATORY AUTHORITIES CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Creation of a Leading Precious Metal Company

1	**Growth**	▪ 3 silver and gold mines with expansion potential ▪ Long-life, low cost operations ▪ Growing portfolio of pre-development and exploration projects
2	**Assets**	▪ Complementary operating culture of underground mining ▪ Significant reserve life and efficient operations ▪ Large, district-sized land packages with good exploration potential for additional discoveries ▪ Assets located in stable North American jurisdictions
3	**Benefits**	▪ Diversifies asset base of both companies ▪ Relatively low share dilution with Aurizon shareholders having a 17% equity stake in Hecla ▪ Creation of a leading North American precious metals producer



Transaction Overview

Offer	▪ C$4.75 per share based on the closing price of Hecla's shares on March 1, 2013
	▪ Represents a 12% premium to the implied value of Aurizon shares under the Alamos Gold offer[1] as of March 1, 2013
	    ▪ 9% premium based on Aurizon's closing share price on the TSX on March 1, 2013
	    ▪ 39% premium based on close on January 11, 2013 (immediately prior to the announcement of the offer by Alamos)
	▪ Unanimous recommendation by Aurizon's board of directors
	▪ No financing condition; Hecla has sufficient cash and committed financing in place to acquire Aurizon

Structure	▪ Acquisition to be completed by way of a "Plan of Arrangement," which is a form of business combination similar to a merger in the U.S.
Other Terms	▪ Right to Match provision in place to protect the Hecla offer ▪ Break fee to Hecla of C$27.2 million under certain circumstances
Timeline	▪ Aurizon shareholders meeting to approve the Arrangement and completion of the transaction expected in Q2/2013 ▪ A minimum of 66 2/3% approval needed from Aurizon's shareholders ▪ Customary regulatory approvals required

1. Assuming full pro-ration.

Benefits of the Transaction

Hecla Shareholders

- ✓ Addition of a third producing high-grade asset in the Americas
- ✓ Increases exposure to gold and diversifies the portfolio of assets
- ✓ Maintains lower-risk geopolitical profile
- ✓ Anticipated to be accretive to NAV and cash flow per share
- ✓ 103%[1] increase to gold reserves and significant increase to gold resources
- ✓ Additional source of cash flow to fund internal projects
- ✓ Casa Berardi is an underground operation that leverages Hecla's core competency in underground mining
- ✓ Adds meaningful exploration potential to a robust exploration portfolio

Aurizon Shareholders

- ✓ Represents a Superior offer to the unsolicited Alamos bid
- ✓ Greater value certainty with significant portion of cash for Aurizon shareholders
- ✓ Provides opportunity to participate in further upside with shares of Hecla
- ✓ Attractive pro-forma precious metal mix
- ✓ Hecla has extensive experience operating efficient underground mines for over 100 years; expertise that should complement Casa Berardi

1. Based on only Casa Berardi reserves as of December 31, 2012

Creation of a Low-Cost Precious Metal Producer

	AURIZON	Hecla MINING COMPANY	Pro-Forma
Total Enterprise Value[1,2,3]	C$588 M	US$1,196 M	**C$1,833 M**
2012 Silver Production (Moz)	n/a	6.4	**6.4**
2012 Gold Production (Koz)	136.8	55.5	**192.3**
2012 Silver Cash Costs/oz[4]	n/a	US$2.70[5]	**US$2.70**
2012 Gold Cash Costs/oz[6]	US$701[5]	n/a	**US$701**
Silver Proven & Probable Reserves (Moz)	n/a	150.1	**150.1**
Gold Proven & Probable Reserves (Moz)	1.46[7]	0.72	**2.18**

1. Hecla metrics converted using a CAD/USD exchange rate of 0.9709.
2. Based on diluted shares outstanding and market prices on 03/01/2013; pro forma market capitalization based on pro forma diluted shares outstanding.
3. Aurizon based on transaction value.
4. Cash costs based on actual disclosed results.
5. Total cash cost per ounce represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
6. Cash costs based on actual disclosed 9 month 2012 results as reported by Aurizon.
7. Only Casa Berardi reserves as of December 31, 2012



North American Focused Asset Portfolio

The combined company will have assets in 3 of the top 6 mining-friendly jurisdictions



Greens Creek
Alaska
Corporate Office
Vancouver
Corporate Office
Idaho
Silver Valley
Idaho
Lucky Friday
Idaho
San Juan Silver
Colorado
Casa Berardi
Quebec
Joanna, Fayolle, Marban
Quebec
San Sebastian
Durango
Operating Mine
Development Project

2012 Rankings of Countries for Mining Investment

Rank	Country	
1	Australia	57
2	**Canada**	52
3	Chile	51
4	Brazil	45
5	**Mexico**	43
6	**United States**	41
7	Colombia	39
8	Botswana	37
9	Peru	36
10	Ghana	36

Source: Behre Dolbear's – 2012 ranking of countries for mining investment

Overview of Aurizon Mines

- Gold producer in western Quebec
- Casa Berardi – producing gold since 2006
  - 1.46[1] Moz Proven + Probable Reserves
- Produced 136,848 oz gold in 2012
- Growth potential with future open pit development and shaft deepening at Casa Berardi
- Significant exploration portfolio
- Portfolio of other earlier stage projects and investments


OPINACA - WILDCAT
[EVERTON/AZIMUT - ARZ]
EARLY STAGE EXPLORATION
QUEBEC, CANADA
CASA BERARDI
PRODUCING MINE
RECORD 2011
GOLD PRODUCTION
163,845 OZS
DUVERNY
EARLY STAGE
EXPLORATION
50 SQ. KMS
Val d'Or Technical Office
Montréal
FAYOLLE
[TYPHOON - ARZ]
ADVANCED STAGE
EXPLORATION
DUVAY
[TRES-OR-ARZ]
EARLY STAGE
EXPLORATION
50 SQ. KMS
HEVA, HOSCO
ADVANCED STAGE PROJECT
DEVELOPMENT
MARBAN
[NIOGOLD - ARZ]
ADVANCED EXPLORATION

1. Based on only Casa Berardi reserves as of December 31, 2012

Casa Berardi - Operational Overview

- Produced 688,000 oz gold at 7.1 g/t from 1988 to 1997
- Gold production of 937,100 oz at 7.8 g/t gold since the re-start of operations in 2006
- Potential to increase processing capacity to 2,400 tpd
- High conversion (~65%) of resources to reserves and consistent replacement of mined reserves
- Expected to complete shaft deepening project in late 2013
- Upside potential with completion of paste back-fill plant (Q3/12) and mill expansion in long-term mine plan



	Tonnes	Grade Gold	Gold
		(g/t)	Moz
Proven & Probable Reserves			
Underground	4,414,000	7.08	1.01
Open Pit	3,796,000	3.70	0.45
Total Reserves	**8,211,000** [1]	**5.56**	**1.46**

Recent Operational History	2012	2011	2010
Tonnes Milled	693,859	698,123	722,745
Grade (g/t)	6.83	8.00	6.75
Gold Produced (oz)	136,848	163,845	141,116
Cash Costs (US$/oz) [2]	$701 [3]	$537	$541

1. Totals may not represent the sum of the parts due to rounding
2. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
3. Cash costs based on actual disclosed 9 month 2012 results as reported by Aurizon.

Investment Rationale

Growth	▪ Adds immediate projected gold production of 125,000 to 130,000 ounces in 2013E[1] ▪ Secondary gold project has reserves of 1.7 Moz of gold
Accretive	▪ Anticipated to be accretive to NAV and cash flow ▪ Anticipated to be accretive to gold reserves and gold resources
Long Term Value Creation	▪ Past production of 1.6 Moz gold with reserves of 1.5 Moz gold at Casa Berardi ▪ Significant gold resources at Casa Berardi ▪ Large district-sized land package at Casa Berardi
'Win-Win' for both Shareholders	▪ New growth for Hecla with a producing gold mine ▪ Offer provides more value to Aurizon shareholders vs. consideration with the Alamos bid ▪ Reduces single mine operational risk for Aurizon with addition of Hecla assets ▪ Adds bulk to Hecla's market capitalization and potential improvement for additional M&A
Strengthened Asset Portfolio	▪ Significant long-term production in a mining friendly jurisdiction ▪ Further diversification of Hecla asset base into gold ▪ Addition of a good portfolio of other precious metal assets in Quebec

1. Based on guidance from Aurizon

Enhanced Growth Potential and Precious Metal Exposure

Hecla Production


15.0
6.4
Silver - Moz
2012
2017E

Aurizon Production


Shaft deepening & open pit development
136,848
Gold Oz
2012
Potential growth opportunities ~2014+

Combined Company Asset Overview

	Casa Berardi Quebec	Greens Creek Alaska	Lucky Friday Idaho
2013E Mine Production			
Silver Moz	n/a	~6.5	~2
Gold Koz	~125	~50	0
Silver Equivalent[1]	~6.3	~9	~2
Gold Equivalent[1]	~125	~180	~40
2013E Cash Costs			
Silver Cash Costs/oz[2]	n/a	US$3.25	US$11.00
Mine Life (based on reserves)	12.5 yrs	9.9 yrs	12.6 yrs







1. Includes gold and silver only. Numbers converted using a gold to silver ratio of 50:1
2. Based on 2013 guidance at current metal prices and analyst estimates
3. Guidance not provided for gold cash costs/oz for Aurizon 2013E

Creating a Leading Precious Metals Company

Hecla


Lucky
Friday
40%
Greens
Creek
60%

~ Operating NAV = $1.6 bn

+

Aurizon


Casa
Berardi
100%

~ Operating NAV = $0.6 bn

=

Pro-forma


Casa
Berardi
27%
Greens
Creek
44%
Lucky
Friday
29%

~ Operating NAV = $2.2 bn

2013E Hecla Revenues


Zinc
19%
Lead
13%
Gold
14%
Silver
54%

+

2013E Aurizon Revenues


Gold
100%

=

2013E Pro-forma Revenues


Zinc
14%
Lead
9%
Silver
38%
Gold
39%

Revenues calculated as payable production based on 2013E consensus prices (source – Bloomberg): $1793/oz Gold, $33/oz Silver, $1.03/lb Lead, $0.96/lb Zinc

Significant Silver & Gold Production

2012 Gold Production – Peer Group


226,491
192,344
164,340
136,848
112,300
55,496
38,687
20,699
Coeur d'Alene
Hecla Pro-forma
Hochschild
Aurizon
Pan American
Hecla
Endeavour
Fortuna

Significant Silver & Gold Production

2012 Silver Equivalent Production[1] – Peer Group



Silver Equivalent - Moz
30.7
29.3
27.7
19.0
3.0²
16.0
12.2
3.0²
9.2
8.6
8.5
6.8
6.4
5.0
Pan American
Coeur d'Alene
Hochschild
Hecla Pro-forma
Hecla
Silver Standard
First Majestic
Aurizon
Endeavour
Fortuna

1. "Silver Equivalent" includes gold and silver only. Gold converted to silver equivalent using a 50:1 ratio
2. Lucky Friday pro-forma production 2012, assuming mine has been operational and not temporarily closed

Creation of a Leading Precious Metal Company

- ✓ Combined company will have an enterprise value of approximately C$1.8 bn
- ✓ 3 low cost, long-life gold and silver mines
- ✓ Projects in mining friendly jurisdictions
- ✓ 150 million ounces of proven and probable silver reserves and 2.2[1] million ounces of proven and probable gold reserves in the new company
- ✓ Solid growth potential



1. Based on only Casa Berardi reserves as of December 31, 2012





Appendix

Hecla
MINING COMPANY

Enhanced Growth Potential

Hecla Production



Silver Moz
6.4
15.0
2012
2017E

Pro-forma Silver Equivalent Production[1]



Silver Eq. Moz
+Shaft sinking
+Joanna
+Exploration
6.4
6.4
6.8
~8.5
~6.4
Hecla 2012
2012
Potential growth opportunities ~2014+

1. "Silver Equivalent" includes gold and silver only. Gold converted to silver equivalent using a 50:1 ratio

Attractive Financing

- The Transaction will be fully financed and will not require the approval of Hecla shareholders
- Hecla has received a commitment from The Bank of Nova Scotia for a US$500 million financing
- Financing includes:
  - A US$200 million amortizing term loan facility with a three year maturity
  - A US$200 million three year revolving credit facility
  - An additional US$100 million term loan will mature shortly after the close of the transaction

North American Focus

- Two **long-lived** silver mines
  - 150 million ounces of high-grade silver reserves
- **Largest U.S. silver producer**
  - 2nd largest zinc
  - 3rd largest lead
- **Lucky Friday** mine has resumed production – Expected 2 million ounces of silver production in 2013
- **Total 8–9 million ounces** company-wide silver production expected in 2013
- **Planned Organic growth:** Over 15 million ounces of silver production expected by 2017


Greens Creek
Admiralty Island, Alaska
operating property
Corporate Office
Vancouver, BC
Corporate Office
Coeur d'Alene, Idaho
Silver Valley
Wallace, Idaho
exploration project
Lucky Friday
Mullan, Idaho
operating property
Monte Cristo
Esmeralda County, Nevada
exploration/pre-development project
San Juan Silver
Creede, Colorado
exploration/pre-development project
San Sebastian
Durango, Mexico
exploration/pre-development project

Greens Creek (Alaska) - 6.4 million ounces in 2012


Auke Bay Dock
Juneau
Greens Creek Mine

- One of the largest and lowest cost primary silver mines in the world
- Expected full-year 2013 production of over 6 million silver ounces
- Large and under-explored 27-square-mile land position – further reserve development in 2013
- Current 94.6 million ounces of Proven & Probable silver reserves



Re-Opened and Renewed Lucky Friday (Idaho)


Spokane
Coeur d'Alene
Lucky Friday Mine
Mullan
Shoshone County
Montana
Idaho
Wyoming

- Operations and production resumed in Q1/13
- $29.8 million rehabilitation of 6100 foot Silver Shaft – MSHA clearance to resume production in portions of the mine
- $26.2 million in other capital projects invested during 2012
- Expected to produce 2 million ounces of silver in 2013



Hecla - Cash Cost Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)
(dollars and ounces in thousands, except per ounce - unaudited)

		2012
Total cash costs[1]	$	17,262
Divided by silver ounces produced		6,394
Total cash cost per ounce produced	**$**	**2.70**
Reconciliation to GAAP		
Total cash costs	$	17,262
Depreciation, depletion and amortization		43,522
Treatment and freight costs		(73,355)
By-product credits		190,916
Change in product inventory		(1,381)
Reclamation and other costs		663
Cost of sales and other direct production costs and depreciation, depletion and amortization	**$**	**177,627**

1. Cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement that the Company believes provides management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by mining companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.

Aurizon - Cash Cost Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)

(dollars and ounces in thousands, except per ounce - unaudited)

	9 Months 2012	2011	2010
Total cash costs, US$	$ 70,667	$ 88,739	$ 75,713
Divided by gold ounces sold	101	165	140
Total cash cost per ounce sold, US$	$ 701	$ 537	$ 541
Reconciliation to GAAP:			
Total cash costs, US$	$ 70,667	$ 88,739	$ 75,713
Average CAD$/US$ exchange rate	1.002	0.993	1.030
Total cash costs, CAD$	$ 70,808	$ 88,118	$ 77,984
Depreciation, depletion and amortization	$ 27,894	$ 38,927	$ 34,060
By- products credits,	$ 758	$ 680	$ 679
Reclamation, severance and other costs	$ -	$ -	$ -
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP), CAD$	**$ 99,460**	**$ 127,725**	**$ 112,723**

2011 and 2010 reconciliations are prepared by Hecla based on publicly available documents